UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

CONTINENTAL AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1600 Smith Street, Dept. HQSEO, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 324-2950

Registrant’s telephone number, including area code

            Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 2, 2010, UAL Corporation, Continental Airlines, Inc. (“Continental”), and JT Merger Sub Inc., a wholly-owned subsidiary of UAL Corporation, entered into an Agreement and Plan of Merger providing for a “merger of equals” business combination. On October 1, 2010, JT Merger Sub Inc. merged with and into Continental, with Continental surviving as a wholly-owned subsidiary of UAL Corporation (the “Merger”). Upon closing of the Merger, UAL Corporation became the parent company of both United Air Lines, Inc. (“United”) and Continental and UAL Corporation’s name was changed to United Continental Holdings, Inc. (“UAL” or the “Company”).

The Company expects in the future that it will merge Continental and United into one legal entity (the “Airlines Merger”). Once the Airlines Merger occurs, the financial statements of United and Continental will be combined for all periods presented from the date of the Merger at their historical cost, and there will no longer be a requirement to separately report the historical financial statements of Continental, and United will be considered the predecessor. As a result of the foregoing, pursuant to SEC Regulation S-X to reflect the Airlines Merger described above, Continental is filing with this Form 8-K the Unaudited Pro Forma Condensed Combined Financial Information and United’s historical consolidated financial statements referred to below.

Exhibit 99.1 to this Current Report on Form 8-K presents the following Unaudited Pro Forma Condensed Combined Financial Information of United, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2011;

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2011; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Exhibit 99.2 to this Current Report on Form 8-K presents the consolidated balance sheets of United as of December 31, 2011 and 2010 and the related statements of consolidated operations, comprehensive income (loss), cash flows and stockholder’s deficit for each of the three years in the period ended December 31, 2011, together with the reports of independent registered public accounting firms thereon. The foregoing financial statements of United were included in United’s Annual Report on Form 10-K for 2011. The notes to these financial statements are combined notes relating to the financial statements of UAL and Continental in addition to the financial statements of United, because this was the presentation used in such Form 10-K. However, for purposes of this Form 8-K, information in the notes to the United financial statements included in Exhibit 99.2 relating to the financial statements of UAL or Continental shall be deemed excluded from such notes.

Exhibits 99.1 and 99.2 hereto are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

12.1	Continental Airlines, Inc. Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) for United

23.2	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) for United

99.1	Unaudited Pro Forma Condensed Combined Financial Information of United

99.2	Consolidated balance sheets of United as of December 31, 2011 and 2010 and the related statements of consolidated operations, comprehensive income (loss), cash flows and stockholder’s deficit for each of the three years in the period ended December 31, 2011, together with the reports of independent registered public accounting firms thereon.

99.3	Schedule II – Valuation and Qualifying Accounts for the years ended December 31, 2011, 2010 and 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

By:	/s/ Chris Kenny
Name:	Chris Kenny
Title:	Vice President and Controller

Date: March 8, 2012

EXHIBIT INDEX

Exhibit No.	Description

12.1	Continental Airlines, Inc. Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) for United

23.2	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) for United

99.1	Unaudited Pro Forma Condensed Combined Financial Information of United

99.2	Consolidated balance sheets of United as of December 31, 2011 and 2010 and the related statements of consolidated operations, comprehensive income (loss), cash flows and stockholder’s deficit for each of the three years in the period ended December 31, 2011, together with the reports of independent registered public accounting firms thereon.

99.3	Schedule II — Valuation and Qualifying Accounts for the years ended December 31, 2011, 2010 and 2009